FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue New York, New York	10171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 813-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 7, 2018, MarketAxess Holdings Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). At the 2018 Annual Meeting, the stockholders of the Company approved an amendment (the “Amendment”) to the MarketAxess Holdings Inc. 2012 Incentive Plan (as amended and restated effective June 7, 2016), as amended effective as of April 19, 2017 (the “2012 Incentive Plan”). The Amendment modifies the 2012 Incentive Plan’s aggregate share reserve to be 4,310,176 shares of our common stock. This number includes our current share reserve of 3,960,176 shares of our common stock and 350,000 new shares of our common stock. All other existing provisions of the 2012 Incentive Plan remain in effect. A more complete description of the terms of the Amendment can be found in “Proposal 4 — Approval of the Adoption of an Amendment to Increase the Aggregate Number of Shares of Common Stock that May Be Issued or Used For Awards Under the MarketAxess Holdings Inc. 2012 Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2018 (the “2018 Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2018 Proxy Statement are qualified in their entirety by reference to the Amendment, which is attached as Appendix A to the 2018 Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

A total of 35,487,132 shares of common stock were present or represented by proxy at the 2018 Annual Meeting, representing 95.29% of the issued and outstanding shares entitled to vote at the meeting. The proposals voted upon and the final results of the vote were as follows:

Proposal 1 — Election of Directors. The results were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Richard M. McVey	33,279,757	347,646	9,159	1,850,570
Steven L. Begleiter	33,449,300	178,303	8,959	1,850,570
Stephen P. Casper	32,607,625	641,670	387,267	1,850,570
Jane Chwick	33,371,807	255,672	9,083	1,850,570
William F. Cruger	33,339,222	288,381	8,959	1,850,570
David G. Gomach	33,176,323	451,280	8,959	1,850,570
Carlos M. Hernandez	33,549,827	77,732	9,003	1,850,570
Richard G. Ketchum	33,588,388	39,215	8,959	1,850,570
Emily H. Portney	33,587,345	40,186	9,031	1,850,570
John Steinhardt	33,221,073	406,346	9,143	1,850,570
James J. Sullivan	33,588,832	38,756	8,974	1,850,570

Proposal 2 — Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The results were as follows:

For	Against	Abstain
35,129,190	272,144	85,798

Proposal 3 — Advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the SEC’s compensation disclosure rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
32,216,069	1,406,017	14,476	1,850,570

Proposal 4 — Vote to approve an amendment to increase the aggregate number of shares of common stock that may be issued or used for awards under the MarketAxess Holdings Inc. 2012 Incentive Plan. The results were as follows:

For	Against	Abstain	Broker Non-Votes
31,564,010	2,057,679	14,873	1,850,570

For more information on the 2018 Annual Meeting and the foregoing proposals, see the Company’s 2018 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: June 8, 2018	By:	/s/ Scott Pintoff
		Name:	Scott Pintoff
		Title:	General Counsel and Secretary

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